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                                                                    EXHIBIT 4.15

   COMMON STOCK                                                COMMON STOCK
                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE
     NUMBER                                                       SHARES
                              [ASSOCIATED LOGO]
  C
                      ASSOCIATED MATERIALS INCORPORATED




THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 045709 10 2
NEW YORK, NY OR RIDGEFIELD PARK, NJ          SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the OWNER of

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                     OF THE PAR VALUE OF $.0025 PER SHARE OF

Associated Materials Incorporated transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Restated Certificate of Incorporation and any amendments thereof, copies of which are on file in the office of the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                        DATED:

                                        COUNTERSIGNED AND REGISTERED:
                                           CHASEMELLON SHAREHOLDER SERVICES, LLC
                                                    TRANSFER AGENT AND REGISTRAR

                                        BY



                                                        AUTHORIZED SIGNATURE


/s/ W.W. WINSPEAR                       /s/ ROBERT L. WINSPEAR
CHAIRMAN OF THE BOARD, PRESIDENT        VICE PRESIDENT, TREASURER
     AND CHIEF EXECUTIVE OFFICER                    AND SECRETARY

                              [SEAL]